THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Premier Group Retirement Annuity

Supplement to Prospectuses Dated May 1, 2007

Supplement dated September 21, 2007

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Premier Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-800-458-6333.

We are issuing this supplement to describe a tax-related development that, among other things, affects an annuity held within an arrangement qualifying under Section 403(b) of the Internal Revenue Code.

In the Federal Tax Status section, immediately before the ERISA Considerations, we add the following new sub-section:

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009 but there is great uncertainty about their application to contract exchanges that take place during the period following September 24, 2007 and before January 1, 2009 (the “gap period”). Because of this uncertainty, it is possible that an exchange that takes place during the gap period may cause you to incur taxation on the value of the contract. But it is also possible that such an exchange will not have adverse tax consequences. Through industry groups, we are pursuing more IRS guidance on this critical issue. In the meantime, before you request an exchange during the gap period you should consult with your tax advisor.